PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT dated as of March 19, 1997 is between QUALITY FOOD CENTERS, INC., a Washington corporation (the "Pledgor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Paying Agent under the Credit Agreement referred to below (in such capacity, the "Paying Agent"):

                              W I T N E S S E T H:

      WHEREAS, the Pledgor, Quality Food Holdings, Inc. and Quality Food, Inc. are parties to an Amended and Restated Credit Agreement dated as of March 14, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement are, unless otherwise defined herein, used herein as defined therein) with various financial institutions, Bank of America National Trust and Savings Association and The Chase Manhattan Bank, as Administrative Agents, and the Paying Agent, pursuant to which the Lenders have agreed to make loans to, and issue letters of credit for the account of, the Borrowers;

      WHEREAS, pursuant to the Credit Agreement, the Pledgor has agreed to guaranty all obligations of the other Borrower under the Credit Agreement pursuant to a Guaranty which will be executed on the Restructuring Effective Date (such Guaranty, the "Intercompany Guaranty (Holdings)"); and

     WHEREAS, the obligations of the Pledgor under the Credit Agreement and the Intercompany Guaranty (Holdings) are to be secured pursuant to this Agreement;

      NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrowers under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Pledge. To secure the due and punctual payment of the Liabilities (as hereinafter defined), the Pledgor hereby pledges and assigns to the Paying Agent for the benefit of the Agents and the Lenders, and hereby grants to the Paying Agent for the benefit of the Agents and the Lenders a security interest in, the following:

            (i) all of the shares of stock described on Schedule I hereto (all such shares, together with other shares delivered or required to be delivered hereunder are herein called the "Pledged Shares") and the certificates representing the

      Pledged Shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (ii) all additional shares of stock of any Subsidiary of the Pledgor at any time and from time to time acquired by the Pledgor, and the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

            (iii) all Intercompany Notes at any time and from time to time issued to the Pledgor, all indebtedness evidenced thereby, all interest thereon, and all other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any Intercompany Note;

            (iv) all other property hereafter delivered to the Paying Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

            (v) all proceeds of any of the foregoing.

(all such Pledged Shares, Intercompany Notes, additional shares, certificates, notes, instruments, cash, securities, interest, dividends, rights and other property, and all proceeds thereof, being herein collectively called the "Collateral"); provided, however, that the "Collateral" shall not include (and there shall be excluded from the pledge hereunder notwithstanding any delivery to the Paying Agent thereof) any shares of stock of any Canadian Subsidiary in excess of 65% of all of the stock of such Canadian Subsidiary.

      The term "Liabilities", as used herein, means all obligations (monetary or otherwise) of the Pledgor under the Credit Agreement, any Note, any L/C-Related Document, any other Loan Document, any document or instrument executed in connection therewith, any Swap Contract entered into by the Pledgor with any Lender and the Intercompany Guaranty (Holdings), in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

      SECTION 2.  Warranties and Further Assurances.

      (a) The Pledgor agrees that it will, promptly upon receipt thereof, deliver to the Paying Agent any Collateral which may come into the possession of the Pledgor after the date hereof (other than any dividends or payments which the Pledgor is entitled to receive and retain pursuant to Section 5(a)(ii) below), accompanied by appropriate stock powers duly endorsed to the Paying Agent.

      (b) The Pledgor warrants to the Paying Agent that the Pledgor is, or at the time of any future delivery and pledge thereof will be, the lawful owner of the Collateral, free of all claims and liens other than the security interest hereunder, with full right to deliver, pledge, and assign the Collateral to the Paying Agent as Collateral hereunder.

      (c) The Pledgor agrees to deliver to the Paying Agent from time to time upon request of the Paying Agent such stock powers and similar documents, satisfactory in form and substance to the Paying Agent, with respect to the Collateral as the Paying Agent may reasonably request. The Pledgor agrees not to grant any Lien on or otherwise encumber any of its rights to any of the Collateral.

      SECTION 3. Care of Collateral. The Paying Agent shall exercise reasonable care in the custody and preservation of Collateral. The Paying Agent shall be deemed to have exercised reasonable care if it takes such action as the Pledgor shall request in a written notice which specifies that such notice is being given pursuant to this Section 3, but failure of the Paying Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Paying Agent to preserve or protect any right with respect to the Collateral against any prior party shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

      SECTION 4. Certain Rights Regarding the Collateral and the Liabilities.

      (a) The Paying Agent may from time to time, after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions:

            (i) transfer all or any part of the Collateral into the name of the Paying Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

            (ii) notify the parties obligated on any of the Collateral to make payment to the Paying Agent of any amounts due or to become due thereunder,

            (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and

            (iv) take control of any proceeds of the Collateral.

      (b) The Paying Agent, any other Agent or any Lender may, furthermore, from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor and without affecting the liability of the Pledgor hereunder, take all or any of the following actions:

            (i) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Liabilities,

            (ii) retain or obtain the primary or secondary liability of any party or parties, in addition to the Pledgor, with respect to any of the Liabilities,

            (iii) extend or renew for any period (whether or not longer than the original period) any of the Liabilities or release or compromise any obligation of any nature of any party with respect thereto,

            (iv) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing any of the Liabilities, or compromise or extend or renew for any period any obligations of any nature of any party with respect to any such property, and

            (v) resort to the Collateral for payment of any of the Liabilities whether or not it shall have resorted to any other property securing the Liabilities or shall have proceeded against any party primarily or secondarily liable on any of the Liabilities.

      SECTION 5. Dividends, Voting Rights, etc.

      (a) So long as no Default (as hereinafter defined) shall have occurred and be continuing:

            (i) The Pledgor shall have the right to vote the Pledged Shares;

            (ii) The Pledgor shall be entitled to receive and retain any and all dividends and distributions on the Pledged Shares and any and all payments of principal of or interest on the Intercompany Notes, provided that any and all stock dividends, and any and all returns of capital or other distributions made in shares of capital stock or warrants, options or other rights in respect thereof, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Paying Agent or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Paying Agent's instructions) to be held subject to the terms of this Pledge Agreement; and

            (iii) If the Pledged Shares shall have been registered in the name of the Paying Agent or its subagent, the Paying Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends or other payments which it is authorized to receive and retain pursuant to subparagraph (i) above.

      (b) Upon the occurrence and during the continuance of a Default: (i) after written notice from the Paying Agent to the Pledgor, all rights of the Pledgor pursuant to Section 5(a)(i) to vote the Pledged Shares shall cease, (ii) all rights of the Pledgor pursuant to Section 5(a)(ii) and 5(a)(iii) shall cease, and (iii) the Paying Agent shall have the sole and exclusive right and authority to vote the Pledged Shares and to receive and retain the dividends on the Pledged Shares and the payments of principal of and interest on the Intercompany Notes which the Pledgor would otherwise be authorized to receive and retain pursuant to Section 5(a)(ii). Any and all money and other property paid over to or received by the Paying Agent pursuant to the provisions of this paragraph (b) shall be retained by the Paying Agent as additional Collateral hereunder and be applied in accordance with the provisions hereof.

      SECTION 6.  Default.

      (a) The occurrence of any of the following shall constitute a Default hereunder: nonpayment, when due, whether by acceleration or otherwise, of any amount payable on any of the Liabilities; an Event of Default; an Unmatured Event of Default under Section 9.1(g) of the Credit Agreement; or the Pledgor shall default in any agreement contained herein (and, so long as no material portion of the Collateral is unperfected as a result of such default, continuation of such default for five Business Days after notice from any Agent or any Lender). Upon a Default, the Paying Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to it. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, postage prepaid, addressed to the Pledgor, either at the address of the Pledgor shown below, or at any other address of the Pledgor appearing on the records of the Paying Agent. Any proceeds of any disposition of Collateral may be applied by the Paying Agent to the payment of expenses in connection with the Collateral, including Attorney Costs and legal expenses, and any balance of such proceeds may be applied by the Paying Agent toward the payment of such of the Liabilities, and in such order of application, as the Paying Agent may from time to time elect. All rights and remedies of the Paying Agent expressed herein are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or any security therefor. No delay on the part of the Paying Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Paying Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Paying Agent permitted hereunder shall impair or affect the rights of the Paying Agent in and to the Collateral.

      (b) The Pledgor agrees that in any sale of any of the Collateral whenever a Default hereunder shall have occurred and be continuing, the Paying Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the

Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Paying Agent be liable or accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 7. Application of Proceeds of Sale or Cash Held as Collateral. The proceeds of sale of Collateral sold pursuant to Section 6 hereof and/or, after a Default, any cash held as Collateral hereunder, shall be applied by the Paying Agent to such of the Liabilities, and in such order of application, as the Paying Agent shall determine until the Liabilities are paid in full in cash, and the balance, if any, of such proceeds shall be paid to the Pledgor, its successors and assigns, or as a court of competent jurisdiction may direct.

      SECTION 8. Authority of Paying Agent. The Paying Agent shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Paying Agent by the terms hereof, together with such powers as are incidental thereto. The Paying Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Paying Agent, nor any director, officer or employee of the Paying Agent, shall be liable nor any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own bad faith, gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Paying Agent, on demand, for all reasonable out-of-pocket expenses incurred by the Paying Agent in connection with the administration and enforcement of this Agreement (including expenses incurred by any sub-agent employed by the Paying Agent) and agrees to indemnify and hold harmless the Paying Agent (and any such sub-agent) from and against any and all liability incurred by the Paying Agent (or such sub-agent) hereunder or in connection herewith, unless such liability shall be due to bad faith, willful misconduct or gross negligence on the part of the Paying Agent (or such sub-agent).

      SECTION 9. Termination. This Pledge Agreement shall terminate when all Liabilities and all obligations of the Pledgor hereunder have been fully and finally paid, and all commitments of the Lenders to make Credit Extensions under Credit Agreement have been terminated, at which time the Paying Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such Person as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Paying Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Paying Agent and at the expense of the Pledgor.

      SECTION 10. Notices. Any notice from the Paying Agent to the Pledgor shall be addressed to the Pledgor either at the Pledgor's address shown on the signature page hereof or at such other address as the Pledgor may, by written notice received by the Paying Agent, have designated as its address for notices. Any such notice shall, if sent by overnight delivery, hand delivery or registered or certified mail, be effective when delivered (or when delivery is refused), and, if faxed, be effective when received in legible form by facsimile machine.

      SECTION 11. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Paying Agent as Collateral under this Pledge Agreement.

      SECTION 12. Miscellaneous. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Collateral be released except by an instrument in writing duly signed by or on behalf of the Paying Agent. The section headings used herein are for convenience of reference only and shall not limit the provisions of this Pledge Agreement.

      SECTION 13. Governing Law; Interpretation. This Pledge Agreement has been made and delivered at Chicago, Illinois, and shall be governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.


                                   QUALITY FOOD CENTERS, INC.


                                   By /s/ Marc Evanger
                                     ---------------------------------------
                                     Title: Vice President, Chief Financial
                                            Officer and Secretary/Treasurer

                                   Address:
                                   10116 N.E. 8th Street
                                   Bellevue, Washington 98009

                                   Attention:  Marc Evanger
                                   Facsimile number: (206) 462-2217

                                   with a copy to:

                                   Rosenberg & Liebentritt, P.C.
                                   Two North Riverside Plaza, Suite 1515
                                   Chicago, Illinois 60606

                                   Attention: James M. Phipps, Esq.


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Paying Agent


                                   By /s/ Eric A. Schubert
                                     ---------------------------------------
                                   Title:  Managing Director

                                   Address:
                                   231 South LaSalle Street
                                   Chicago, Illinois  60697

                                   Attention:  Eric A. Schubert
                                   Facsimile number: (312) 828-3555

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT

                                      STOCK

                                               Pledged Shares
                                    No. of      as % of Total    Total Shares of
                    Certificate     Pledged     Shares Issued        Issuer
Issuer                  No.         Shares     and Outstanding     Outstanding
------              -----------     ------     ---------------     -----------

KU Acquisition
  Corporation            1            100           100%               100


QHI Acquisition
  Corporation            1             1            100%                1